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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                       Date of Report:  October 27, 1994
               Date of Earliest Event Reported:  October 25, 1994


                           TELE-COMMUNICATIONS, INC.
                                      AND
                          TCI COMMUNICATIONS, INC.
           ----------------------------------------------------------
           (Exact name of Registrants as specified in their charters)


                               State of Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


   0-20421 and 0-5550                              84-1260157 and 84-0588868
- -------------------------                  -------------------------------------
(Commission File Numbers)                  (I.R.S. Employer Identification Nos.)


            5619 DTC Parkway
          Englewood, Colorado                               80111
- ----------------------------------------                  ----------
(Address of principal executive offices)                  (Zip Code)


      Registrants' telephone number, including area code:  (303) 267-5500
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ITEM 5.          OTHER EVENTS.

         Tele-Communications, Inc., Comcast Corporation, Cox Cable Communications, Inc. and Sprint Corporation announced the formation of a new venture created to pursue the wireless telecommunications business. The foregoing brief description is qualified in its entirety by reference to the Press Release, dated October 25, 1994, included herein as Exhibit 2.



ITEM 7.          FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial statements of businesses acquired - none.

         (b)     Pro forma financial information - none.

         (c)     Exhibits -
                 (2)     Press Release, dated October 25, 1994.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



Date:    October 27, 1994



                                        TELE-COMMUNICATIONS, INC.
                                        (Registrant)



                                        By:/s/ Stephen M. Brett
                                           Stephen M. Brett
                                             Executive Vice President and
                                               Secretary


                                        TCI COMMUNICATIONS, INC.
                                        (Registrant)



                                        By:/s/ Stephen M. Brett
                                           Stephen M. Brett
                                             Senior Vice President and
                                               General Counsel
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                               INDEX TO EXHIBITS


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EXHIBIT                                                              NUMBERED
NUMBER                             EXHIBIT                             PAGE
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  2                    Press Release, dated October 25, 1994.

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